WBI Power Factor® High Dividend ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Automobiles & Components - 2.2%
Ford Motor Co.	63,590	$733,828
LCI Industries	4,410	542,342
		1,276,170

Banks - 5.6%
Bank of NT Butterfield & Son Ltd.	5,046	264,814
Columbia Banking System, Inc. (a)	36,051	988,879
CVB Financial Corp.	20,437	396,273
Northwest Bancshares, Inc.	22,083	280,233
OceanFirst Financial Corp.	12,162	219,403
Provident Financial Services, Inc.	14,182	300,091
Truist Financial Corp.	16,385	753,219
		3,202,912

Commercial & Professional Services - 1.9%
Robert Half, Inc. (a)	42,485	1,079,119

Consumer Discretionary Distribution & Retail - 4.0%
Best Buy Co., Inc. (a)	31,247	2,006,058
Upbound Group, Inc.	15,484	279,486
		2,285,544

Consumer Services - 1.4%
Marriott Vacations Worldwide Corp. (a)	12,512	814,782

Consumer Staples Distribution & Retail - 1.7%
Target Corporation (a)	7,821	947,905

Energy - 15.2%
APA Corp.	30,588	1,298,155
DHT Holdings, Inc. (a)	33,568	613,287
Hess Midstream LP - Class A (a)	28,850	1,121,400
Kinetik Holdings, Inc.	21,042	1,018,643
ONEOK, Inc.	37,664	3,404,449
Permian Resources Corp. – Class A	62,126	1,324,526
		8,780,460

Financial Services - 7.0%
Artisan Partners Asset Management, Inc. - Class A	8,254	300,363
OneMain Holdings, Inc.	20,705	1,107,510
T Rowe Price Group, Inc.	9,168	826,404
Virtus Investment Partners, Inc.	2,618	351,728
Western Union Co. (a)	167,676	1,463,812
		4,049,817

Food, Beverage & Tobacco - 14.3%
Altria Group, Inc.	46,500	3,068,535
Campbell's Co. (a)	101,745	2,265,861
Flowers Foods, Inc.	76,258	621,503
General Mills, Inc.	61,507	2,289,290
		8,245,189

Household & Personal Products - 0.7%
Energizer Holdings, Inc.	23,454	385,115

Insurance - 1.4%
Prudential Financial, Inc.	8,438	824,308

Materials - 1.9%
Eastman Chemical Co.	14,473	1,104,579

Media & Entertainment - 3.3%
Omnicom Group, Inc. (a)	10,052	757,016
Sirius XM Holdings, Inc.	48,770	1,125,612
		1,882,628

Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
Bristol-Myers Squibb Co.	15,944	967,003
Pfizer, Inc.	99,808	2,802,609
		3,769,612

Semiconductors & Semiconductor Equipment - 1.6%
Skyworks Solutions, Inc. (a)	16,751	897,016

Technology Hardware & Equipment - 4.6%
HP, Inc.	137,273	2,637,014

Telecommunication Services - 10.0%
AT&T, Inc.	40,343	1,169,544
Comcast Corp. - Class A	33,979	975,537
Verizon Communications, Inc.	71,946	3,611,689
		5,756,770

Transportation - 4.8%
Global Ship Lease, Inc. - Class A	10,493	390,654
United Parcel Service, Inc. - Class B	24,342	2,394,766
		2,785,420

Utilities - 11.4%
AES Corp.	70,581	994,486
Avista Corp.	12,666	508,413
Clearway Energy, Inc. - Class C (a)	18,978	745,646
Edison International	44,765	3,275,903
Northwest Natural Holding Co.	4,921	261,896
UGI Corp. (a)	21,680	789,585
		6,575,929
TOTAL COMMON STOCKS (Cost $54,070,802)		57,300,289

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 11.8%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (b)	6,821,614	6,821,614
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,821,614)		6,821,614

TOTAL INVESTMENTS - 111.3% (Cost $60,892,416)		64,121,903
Money Market Deposit Account - 0.5% (c)		278,446
Liabilities in Excess of Other Assets - (11.8)%		(6,764,961)
TOTAL NET ASSETS - 100.0%		$57,635,388

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
LP - Limited Partnership

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $6,717,400.
(b)	The rate shown represents the 7-day annualized yield as of March 31, 2026.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 1.77%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

WBI Power Factor High Dividend ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$57,300,289	$–	$–	$57,300,289
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	6,821,614
Total Investments	$57,300,289	$–	$–	$64,121,903

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $6,821,614 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.